Exhibit 10.2

AMENDMENT NO. 3 TO CREDIT AGREEMENT AND CONSENT TO AMENDMENT AND RESTATEMENT OF INTERCREDITOR AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT AND CONSENT TO AMENDMENT AND RESTATEMENT OF INTERCREDITOR AGREEMENT (this “Amendment”), dated as of July 20, 2011, is made by and among AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent (in such capacity the “Collateral Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

1.                                       The Borrower, the Administrative Agent, the Collateral Agent, the Lenders and certain other Persons in their capacity as Joint Lead Arrangers, Joint Book-Runners and/or as Co-Syndication Agents are parties to that certain Senior Secured Term Loan Credit Agreement, dated as of December 22, 2010 (as amended by that certain Letter Extension, Amendment and Waiver, dated as of March 22, 2010, that certain Incremental Amendment, dated as of April 7, 2011, and as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

2.                                       The Borrower, certain Subsidiaries of the Borrower, PNC Bank, National Association, as ABL Collateral Agent (as defined in the Original Intercreditor Agreement) and the Collateral Agent are parties to that certain Intercreditor Agreement, dated as of December 22, 2010 (the “Original Intercreditor Agreement”).

3.                                       In connection with the refinancing and amendment and restatement of the Existing ABL Facility, the Borrower and the Required Lenders have agreed to (a) amend the Credit Agreement as hereinafter set forth and (b) amend and restate the Original Intercreditor Agreement in full in the form attached hereto as Exhibit A.

In consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

SECTION 1.                                Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a)                                  A new definition of “ABL Cap” is inserted in Section 1.01 of the Credit Agreement in appropriate alphabetic order to read as follows:

““ABL Cap” means $58,000,000.”

(b)                                 A new definition of “ABL Obligations” is inserted in Section 1.01 of the Credit Agreement in appropriate alphabetic order to read as follows:

““ABL Obligations” has the meaning specified in Section 7.02(a)(ii)(A).”

(c)                                  A new definition of “Aggregate Principal Amount” is inserted in Section 1.01 of the Credit Agreement in appropriate alphabetic order to read as follows:

““Aggregate Principal Amount” has the meaning specified for such term in the Intercreditor Agreement.”

(d)                                 Clause (i) of the definition of “Asset Sale” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(i) sales or other dispositions of accounts, inventory, products, services, receivables and other Consolidated Current Assets in the ordinary course of business.”

(e)                                  A new definition of “Bank Product Agreement” is inserted in Section 1.01 of the Credit Agreement in appropriate alphabetic order, to read as follows:

““Bank Product Agreement” shall have the meaning assigned to such term in the Existing ABL Facility as in effect on the Third Amendment Effective Date (after giving effect to any amendments to this Agreement that become effective as of such date).”

(f)                                    The definition of “Consolidated Interest Expense” in Section 1.01 of the Credit Agreement is amended by inserting in the 8th line immediately following the words “imputed interest with respect to Attributable Debt;” the following:

“all costs associated with Bank Product Agreements (including Hedging Agreements that constitute Bank Product Agreements and including imputed costs in respect thereof);”

(g)                                 The definition of “Existing ABL Facility” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

‘Existing ABL Facility’ means that certain Revolving Credit and Security Agreement, dated as of March 15, 2010, among the Borrower, Aventine Renewable Energy — Aurora West, LLC, Aventine Renewable Energy, Inc., Aventine Renewable Energy — Mt. Vernon, LLC, Aventine Power, LLC, Aventine Renewable Energy — Canton, LLC, and Nebraska Energy, L.L.C., as borrowers, and PNC Bank, National Association, as lender and agent as amended by that certain First Amendment to Revolving Credit and Security Agreement dated August 6, 2010, that certain Second Amendment to Revolving Credit and Security Agreement dated as of December 22, 2010 and that certain Third Amendment to Revolving Credit and Security Agreement dated as of February 28, 2011, as refinanced by that certain Amended and Restated Credit

Agreement, dated as of July 20, 2011, by and among the Borrower, Aventine Renewable Energy — Aurora West, LLC, Aventine Renewable Energy, Inc., Aventine Renewable Energy — Mt. Vernon, LLC, Aventine Power, LLC, Aventine Renewable Energy — Canton, LLC and Nebraska Energy, L.L.C., as borrowers, and Wells Fargo Capital Finance, LLC, as agent, and the lenders parties thereto.”

(h)                                 The definition of “Hedge Termination Value” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

““Hedge Termination Value” means, as of any date of determination, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, the sum of (i) the aggregate outstanding amount of ordinary course settlement payments then due and payable by the Loan Parties under such Hedging Agreement plus (ii) the termination amount then due and payable by the Loan Parties under such Hedging Agreement as determined in accordance with its terms and (b) for any date prior to the date referenced in clause (a), the sum of (i) the aggregate outstanding amount of ordinary course settlement payments then due and payable by the Loan Parties under such Hedging Agreement plus (ii) the amount(s) determined as the mark-to-market value(s) for such Hedging Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreements or otherwise determined in accordance with the terms of such Hedging Agreement.”

(i)                                     Clause (d) of the definition of “Permitted Investments” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(d)                           Hedging Agreements (including Interest Rate Agreements) to the extent permitted to be entered into pursuant to Sections 7.02 and 7.15;”

(j)                                     Clause (a) of the definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(a)                            Liens created for the benefit of (or to secure) the Obligations of the Borrower and the Subsidiary Guarantors outstanding under this Agreement and the other Loan Documents from time to time (including, without limitation under any Secured Cash Management Agreement or Secured Hedge Agreement); provided that the Aggregate Principal Amount for all Secured Hedging Agreements shall not at any time exceed the amount permitted to be outstanding pursuant to Section 7.02(a)(ii);”

(k)                                  Clause (b) of the definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(b)                           (i) with respect to ABL Primary Collateral, ABL First Priority Liens and (ii) with respect to any other Collateral, ABL Second Priority Liens, in each case for so long as such Liens are subject at all times to the Intercreditor Agreement; provided that the Aggregate Principal Amount of such Indebtedness secured by such Liens shall not exceed the ABL Cap (unless the ABL Cap is exceeded solely as a result of an increase in the Hedge Termination Value of a Hedging Agreement that is a Bank Product Agreement after the date such Hedging Agreement (or a particular transaction under such Hedging Agreement) becomes effective);”

(l)                                     Clause (x) of the definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(x)                             [INTENTIONALLY OMITTED];”

(m)                               A new definition of “Third Amendment Effective Date” is inserted in Section 1.01 of the Credit Agreement in appropriate alphabetic order, to read as follows:

““Third Amendment Effective Date” means the date the Third Amendment to this Agreement becomes effective.”

(n)                                 Section 2.03(b)(ii) of the Credit Agreement is amended by inserting a new sentence at the end of such Section:

“For the avoidance of doubt, to the extent any Net Cash Proceeds constitute ABL Primary Collateral, such Term Loans shall not be required to be prepaid to the extent such Net Cash Proceeds are applied to the repayment of the ABL Obligations (other than Excess ABL Obligations (as defined in the Intercreditor Agreement)) and until the ABL Obligations (other than Excess ABL Obligations) are paid in full (in accordance with Section 1.4 of the Existing ABL Credit Facility (excluding clause (f) thereof) as in effect on the Third Amendment Effective Date (after giving effect to any amendments to this Agreement that become effective as of such date)), provided that nothing in this clause (ii) shall require a permanent reduction of revolving commitments under the ABL Credit Facility).”

(o)                                 The first paragraph of Section 7.02(a) of the Credit Agreement is amended by deleting the reference to “$0.60 per gallon” in the tenth line of such section and replacing such reference with the phrase “$0.62 per gallon”.

(p)                                 Section 7.02(a)(ii) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(ii)                            (A) Obligations arising in connection with the Credit Facilities (but excluding Obligations owed under this Agreement) and Bank Product

Agreements (collectively, the “ABL Obligations”); provided that (x) the Aggregate Principal Amount of the ABL Obligations at any one time outstanding under this clause (ii) shall not exceed a maximum of the greater of (1) $58,000,000 and (2) the dollar equivalent of the number equal to 10% of the total nameplate gallons of capacity per annum capable of being produced by the Borrower and its Subsidiaries on a pro forma basis; and provided further that any Bank Product Agreement entered into that constitutes a Hedging Agreement shall otherwise be permitted pursuant to Section 7.15, and (B) Obligations of the Loan Parties under the Loan Documents; provided that (1) any Secured Hedge Agreement shall otherwise be permitted pursuant to Section 7.15; (2) the Aggregate Principal Amount of any such Obligations arising under any Secured Hedge Agreement (other than any Secured Hedge Agreement entered into solely for the purpose of hedging interest rate exposure in respect of the Term Loans) entitled to the benefit of the Liens under the Collateral Documents shall not exceed $10,000,000 at any time and (3) after giving effect to any Indebtedness incurred under any Secured Hedge Agreement, the ratio of Consolidated Indebtedness to total nameplate gallons of capacity per annum capable of being produced by the Borrower and its Subsidiaries on a pro forma basis, would be less than or equal to $0.62 per gallon per annum;”

(q)                                 Section 7.02(a)(x) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(x)                             (A) Indebtedness comprised of secured Obligations in respect of Hedging Agreements to the extent permitted to be entered into pursuant to the last proviso in Section 7.02(a)(ii) and (B) Indebtedness comprised of unsecured Obligations in respect of Hedging Agreements to the extent permitted to be entered into pursuant to Section 7.15;”

(r)                                    Section 7.08(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(a)                            Minimum Liquidity.  Permit Liquidity to be less than (a) $15,000,000 on the Closing Date and thereafter through the fiscal year ending December 31, 2011, (b) $15,000,000 during the fiscal year ending December 31, 2012 and (c) $25,000,000 during the fiscal year ending December 31, 2013 and thereafter, in each case for a period of fifteen (15) or more consecutive days during any fiscal year.”

(s)                                  Section 7.15 of the Credit Agreement is amended and restated in its entirety to read as follows:

“SECTION 7.15 Hedging Agreements.  Enter into any Hedging Agreements other than for non-speculative purposes in the ordinary course of business, directly or indirectly, to hedge commodity prices (including both inputs and outputs), currency or interest rate risks and other business risks, in each case, solely to the extent permitted under Sections 7.01 (to the extent such Hedging

Agreement is secured) and 7.02 and reasonably related to the Borrower’s and its Subsidiaries’ projected activities and consistent with prudent industry practices.”

(t)                                    Section 7.16 of the Credit Agreement is amended by replacing the words “without the prior written consent of the Required Lender” with the following:

“without the prior written consent of the Required Lenders, (x) amend, modify, or change any of the terms or provisions of the Existing ABL Facility or any “Loan Document” (as defined therein) in any manner that is not permitted by the terms of the Intercreditor Agreement or (y)”.

(u)                                 Priority Fourth set forth in Section 8.03 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Fourth, to the payment of that portion of the Obligations constituting unpaid principal amount of the Loans, Indebtedness under any Secured Hedging Agreement and Indebtedness under any Secured Cash Management Agreement, ratably among the Lenders, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; and”

SECTION 2.                                Consents To Amendments Of Other Documents And Notice.

(a)                                  Subject to the satisfaction of the conditions precedent set forth in Section 3, each of the undersigned Lenders hereby consents to the amendment and restatement of the Original Intercreditor Agreement in the form attached hereto as Exhibit A and hereby directs the Collateral Agent to execute and deliver such amended and restated Intercreditor Agreement (such amendment and restatement being the “Amended and Restated Intercreditor Agreement”); and

(b)                                 The Borrower hereby notifies each of the Administrative Agent, the Collateral Agent and the Lenders of its intent to refinance the Existing ABL Facility (the “ABL Refinancing”), which refinancing is contemplated to be effective simultaneous with the effectiveness of this Amendment and the Amended and Restated Intercreditor Agreement.  In connection with the ABL Refinancing, the Lenders acknowledge and consent to the cash collateralization of the letters of credit set forth on Schedule 1 attached hereto.

SECTION 3.                                Conditions to Effectiveness.  This Amendment shall become effective on and as of the Business Day on which the following conditions shall have been satisfied:

(a)                                  The Administrative Agent (or its counsel) shall have received counterparts of (i) this Amendment executed by the Borrower and the Required Lenders and (ii) the consent attached hereto executed by each Subsidiary Guarantor.

(b)                                 The Administrative Agent and the Collateral Agent shall have received a fully executed copy of the Amended and Restated Intercreditor Agreement.

(c)                                  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as follows:

(i)                                     that attached thereto is a true and correct copy of the amended and restated credit agreement and each other loan document entered into in connection with the ABL Refinancing; and

(ii)                                  that both before and after giving effect to this Amendment and the other matters contemplated hereby, including the ABL Refinancing, (A) the representations and warranties of the Borrower and the Subsidiary Guarantors contained in Article V of the Credit Agreement as amended hereby and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, (except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct as of such earlier date) and (B) no Default or Event of Default exists.

(d)                                 The Administrative Agent and the Collateral Agent shall have received all amounts due and payable pursuant to the Loan Documents, including, to the extent invoiced, reimbursement or payment of such portion of the reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Shearman & Sterling LLP) as is required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

SECTION 4.                                Reference to and Effect on the Credit Agreement and Intercreditor Agreement; Confirmation of Guarantors.

(a)                                  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.

(b)                                 On and after the effectiveness of this Amendment, each reference in each of the Loan Documents (including the Subsidiary Guaranty and the Collateral Documents) to the “Intercreditor Agreement”,  “thereunder”, “thereof” or words of like import referring to the Intercreditor Agreement shall mean and be a reference to the Amended and Restated Intercreditor Agreement.

(c)                                  Each Loan Document, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Amendment, each reference in each of the Loan Documents (including the Subsidiary Guaranty and the other Collateral Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Amendment and the Amended and Restated Intercreditor Agreement, in each case subject to the terms thereof.

(d)                                 The Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by the Borrower pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents each case subject to the terms thereof.

(e)                                  The execution, delivery and effectiveness of this Amendment and the Amended and Restated Intercreditor Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or constitute a waiver of any other provision of any of the Loan Documents.

SECTION 5.                                Costs, Expenses.  The Borrower agrees to pay on demand all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the Amended and Restated Intercreditor Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent).

SECTION 6.                                Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.                                WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

SECTION 8.                                Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ Calvin Stewart
	Name:	Calvin Stewart
	Title:	Chief Accounting and Compliance
Officer

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CITIBANK, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Timothy P. Dilworth
	Name:	Timothy P. Dilworth
	Title:	Vice President

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Midtown Acquisitions L.P., ,
as Lender

By: Midtown Acquisitions GP LLC

By:	/s/ Conor Bastable
Name:	Conor Bastable
Title:	Managing Member

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Goldman Sachs Lending Partners LLC.,
as Lender

By:	/s/Edward Goldthorpe
Name:	Edward Goldthorpe
Title:	Managing Director

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RIDGEWORTH FUNDS — SEIX FLOATING RATE HIGH INCOME FUND
By: Seix Investment Advisors LLC, as Sub-Adviser

ROCHDALE FIXED INCOME OPPORTUNITIES
PORTFOLIO
By: Seix Investment Advisors LLC, as Sub-Adviser and as Lender

RIDGEWORTH FUNDS — HIGH INCOME FUND
By: Seix Investment Advisors LLC, as Sub-Adviser

UNIVERSITY OF ROCHESTER
By: Seix Investment Advisors LLC, as Advisor

SEIX CREDIT DISLOCATION FUND, L.P.
By: Seix Credit Dislocation Fund GP, LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

By:	/s/George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

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WHITEBOX ADVISORS, LLC, for and on Behalf of its Current Accounts,
as Lender

By:	/s/Mark Strefling
Name:	Mark Strefling
Title:	Chief Legal Officer

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MACQUARIE BANK LIMITED
as Lender

By:	/s/Michele Del Bo
Name:	Michele Del Bo
Title:	Division Director

By:	/s/Joel Outlaw
Name:	Joel Outlaw
Title:	Associate Director
Legal Risk Management

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